EXHIBIT 99.1

NEW ENERGY SYSTEMS GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2011

		Adjustments for
	Historical (a)	the Disposition (b)		Pro Forma
ASSETS

Current assets
Cash and equivalents	$9,596,616	$(4,793,128)		$4,803,488
Accounts receivable	10,891,541	(2,576,256)		8,315,285
Inventory	3,726,328	(1,849,614)		1,876,714
Prepayment	322,498	-		322,498
Other receivables	614,914	13,459,518	(c)	14,074,432
Due from shareholders	281,922	-		281,922
Deferred compensation	675,000	-		675,000

Total current assets	26,108,819	4,240,520		30,349,339

Noncurrent assets
Plant, property & equipment, net	1,144,341	(939,561)		204,780
Deferred compensation - noncurrent	592,243	-		592,243
Goodwill	47,294,151	-		47,294,151
Intangible assets, net	17,783,357	(6,141,532)		11,641,825

Total noncurrent assets	66,814,092	(7,081,093)		59,732,999

Total assets	$92,922,911	$(2,840,573)		$90,082,338

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$5,160,247	$(1,427,085)		$3,733,162
Accrued expenses and other payables	1,346,278	(589,884)		756,394
Taxes payable (receivable)	(397,237)	561,997		164,760
Loan payable to related party	566,492	-		566,492

Total current liabilities	6,675,780	(1,454,972)		5,220,808

Deferred tax liability	4,289,266	(1,401,057)		2,888,209

Total liabilities	10,965,046	(2,856,029)		8,109,017

Commitments and Contingencies

Stockholders' equity
Preferred stock, $.001 par value, 0 shares authorized, issued and outstanding	-	-		-
Common stock, $.001 par value, 140,000,000 shares authorized, 14,551,731 shares issued and outstanding as of September 30, 2011	14,552	-		14,552
Additional paid in capital	74,163,916	-		74,163,916
Statutory reserves	2,410,573	-		2,410,573
Other comprehensive income	2,493,892	-		2,493,892
Retained earnings	2,874,932	15,456	(d)	2,890,388

Total stockholders' equity	81,957,865	15,456		81,973,321

Total liabilities and stockholders' equity	$92,922,911	$(2,840,573)		$90,082,338

(a)	Source: unaudited financial statements of New Energy Systems Group for the period ended September 30, 2011 as filed in Quarterly Report Form 10-Q filed with the SEC on November 14, 2011
(b)	Due to the Disposition, the adjustments reflect the Company's deconsolidation of Billion Electronics Ltd. and subsidiaries as of September 30, 2011 as a result of disposal of the subsidiaries
(c)	Represents the receivable of the selling price of Billion Electronics Ltd. and subsidiaries as of September 30, 2011
(d)	Represents the gain from the disposition of Billion Electronics Ltd. and subsidiaries

NEW ENERGY SYSTEMS GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
NINE MONTHS ENDED SEPTEMBER 30, 2011

	Historical (a)	Adjustments for the Disposition (b)		Pro Forma

Revenue, net
Battery	$45,498,684	$(19,479,451)		$26,019,233
Battery shell and cover	3,279,948	(3,279,948)		-
Solar panel	16,649,096	-		16,649,096
Total revenue	65,427,728	(22,759,399)		42,668,329

Cost of sales
Battery	34,371,287	(15,332,199)		19,039,088
Battery shell and cover	2,574,434	(2,574,434)		-
Solar panel	13,089,801	-		13,089,801
Total cost of sales	50,035,522	(17,906,633)		32,128,889

Gross profit	15,392,206	(4,852,766)		10,539,440

Operating expenses
Selling	1,196,044	(314,787)		881,257
General and administrative	6,424,474	(2,226,585)		4,197,889
Impairment of goodwill	13,564,691	(13,564,691)		-
Total operating expenses	21,185,209	(16,106,063)		5,079,146

Income (loss) from operations	(5,793,003)	11,253,297		5,460,294

Other income (expenses)
Other income	10,361	7,078	(c)	17,439
Interest income	36,981	(26,727)		10,254
Total other income, net	47,342	(19,649)		27,693

Income (loss) before income taxes	(5,745,661)	11,233,648		5,487,987

Provision for income taxes	(2,500,119)	929,332		(1,570,787)

Net income (loss)	$(8,245,780)	$12,162,980		$3,917,200

Net income (loss) per share
Basic	$(0.57)	$0.85		$0.27
Diluted	$(0.57)	$0.85		$0.27

Weighted average number of shares outstanding:
Basic	14,381,065			14,381,065
Diluted	14,548,462			14,548,462

(a)	Source: unaudited financial statements of New Energy Systems Group for the period ended September 30, 2011 as filed in Quarterly Report Form 10-Q filed with the SEC on November 14, 2011
(b)	Due to the Disposition, the adjustments reflect the Company’s deconsolidation of Billion Electronics Ltd. and subsidiaries for the nine months ended September 30, 2011
(c)	Includes the gain of $15,456 from the disposition of Billion Electronics Ltd. and subsidiaries

NEW ENERGY SYSTEMS GROUP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
YEAR ENDED DECEMBER 31, 2010

	Historical (a)	Adjustments for the Disposition		Pro Forma

Revenue, net
Battery	$79,814,242	$(37,673,422)		$42,140,820
Battery shell and cover	11,758,403	(11,758,403)		-
Solar panel	3,089,012	-		3,089,012
Total revenue	94,661,657	(49,431,825)		45,229,832

Cost of sales
Battery	58,170,005	(27,514,472)		30,655,533
Battery shell and cover	8,170,779	(8,170,779)		-
Solar panel	2,104,528	-		2,104,528
Total cost of sales	68,445,312	(35,685,251)		32,760,061

Gross profit	26,216,345	(13,746,574)		12,469,771

Operating expenses
Selling	422,491	(204,784)		217,707
General and administrative	6,809,538	(1,566,334)		5,243,204
Total operating expenses	7,232,029	(1,771,118)		5,460,911

Income from operations	18,984,316	(11,975,456)		7,008,860

Other income (expenses)
Other income (expense)	(735)	15,329	(c)	14,594
Interest income	75,417	(64,211)		11,206
Total other income, net	74,682	(48,882)		25,800

Income before income taxes	19,058,998	(12,024,338)		7,034,660

Provision for income taxes	(4,738,485)	2,542,678		(2,195,807)

Net income	$14,320,513	$(9,481,660)		$4,838,853

Net income per share
Basic	$1.17	$(0.78)		$0.40
Diluted	$1.11	$(0.73)		$0.37

Weighted average number of shares outstanding:
Basic	12,191,008			12,191,008
Diluted	12,933,231			12,933,231

(a)	Source: audited financial statements of New Energy Systems Group for the year ended December 31, 2010 as filed in Annual Report Form 10-K/A filed with the SEC on July 14, 2011
(b)	Due to the Disposition, the adjustments reflect the Company’s deconsolidation of Billion Electronic Ltd. and subsidiaries for the year ended December 31, 2010
(c)	Includes the gain of $15,456 from the disposition of Billion Electronics Ltd. and subsidiaries

NEW ENERGY SYSTEMS GROUP AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On November 24, 2011, New Energy Systems Group (the “Company” or “New Energy”) entered into an Equity Transfer Agreement (the “Equity Transfer Agreement”) with Xuemei Fang (“Fang”) and Weirong Xu (“Xu”, and together with Fang, the “Buyers”). Under the Equity Transfer Agreement, the Company agrees to transfer 100% of the equity interest of Billion Electronics Limited (BVI) (“Billion Electronics”) and its wholly owned subsidiaries Shenzhen E’Jenie Technology Development Co., Ltd. (“E’Jenie”) and Shenzhen NewPower Technology Development Co., Ltd. ("NewPower"), to the Buyers for a cash consideration of approximately $13,460,000 (RMB 85,553,892.75) ("Equity Transfer"), after the deduction of approximately $24,081,000 (RMB 153,033,107.25) of debt that the Company owes E’Jenie, which will be cancelled upon completion of the Equity Transfer. Fang will pay approximately $8,076,000 (RMB 51,320,335.65) for 60% of the equity interest in Billion Electronics and Xu will pay approximately $5,384,000 (RMB 34,213,557.10) for 40% of the equity interest in Billion Electronics. Approximately $2,692,000 (RMB 17,106,778.55), or 20% of the purchase price, will be paid upon the registration of the Equity Transfer with the relevant PRC authority. Thereafter, the Buyers will pay an aggregate of approximately $913,000 (RMB 5,800,000) every two months, until the purchase price is paid in full. Fang is a Vice President of E’Jenie and Xu is the Director of Marketing of NewPower.

In connection with the Equity Transfer Agreement, the Company entered into a Security Agreement (“Security Agreement”) with E’Jenie on November 24, 2011. Under the Security Agreement, E’Jenie agrees to pledge all its assets as collaterals for the debt of the Buyers arising out of the Equity Transfer Agreement. The Equity Transfer Agreement is further guaranteed by the Buyers, pursuant to two Guarantee Agreements, dated November 24, 2011, made by Fang and Xu, respectively, to the Company (the “Guarantee Agreements”) for a period of two years commencing at the date of maturity of debt under the Equity Transfer Agreement.

The accompanying unaudited pro forma consolidated balance sheet presents the accounts of New Energy and Billion Electronics and subsidiaries as if the disposition of Billion Electronics and subsidiaries occurred on September 30, 2011 for balance sheet purpose. The accompanying unaudited pro forma consolidated statements of income and comprehensive income present the accounts for the nine months ended September 30, 2011 and for the year ended December 31, 2010 as if the disposition of Billion Electronics and subsidiaries occurred on January 1, 2011 and 2010, respectively. The fair values of the assets disposed and liabilities assumed at disposal date are used for the purpose of selling price allocation. The excess of the selling price over the fair value of nets assets disposed of $15,456 is recorded as gain from disposition.

The historical consolidated financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the Disposition, (ii) factually supportable, and (iii) with respect to the historical statements of operations information, expected to have a continuing impact on the Company. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date hereof. The unaudited pro forma consolidated financial information includes no assumptions regarding the use of the cash consideration, which is presented as cash and cash equivalents, or regarding the receipt or form of the deferred payment from the Purchaser, which is presented as a receivable, on the unaudited pro forma consolidated balance sheets.  Accordingly, the actual effect of the Disposition, due to this and other factors, including, but not limited to changes in balances of assets and liabilities and final adjustments, could differ significantly from the pro forma adjustments presented herein.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company filed on Form 10-K/A for the year ended December 31, 2010 filed on July 14, 2011, as amended (the “Form 10-K/A”), and on Form 10-Q for the quarter ended September 30, 2011 (the “Form 10-Q”) filed on November 14, 2011.  The unaudited pro forma consolidated financial information is for informational purposes only and should not be considered indicative of the operating results or financial position that would have occurred if the disposal date for the Disposition had been the dates assumed or that may occur as of any future date or for any future period.

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